UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2021

Hospitality Investors Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Park Avenue Tower, 65 East 55th Street, Suite 801 New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (571) 529-6390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2021, Hospitality Investors Trust, Inc. (the “Company”) through certain subsidiaries (the “HIT Pool II Borrowers”) of its operating partnership, Hospitality Investors Trust Operating Partnership, L.P. (“HIT OP”), entered into a second loan modification agreement with the lender under one of the Company’s mortgage loans (the “Additional Grace Mortgage Loan”). The Additional Grace Mortgage Loan was originally entered into in October 2015, has an outstanding principal amount of $232.0 million as of March 31, 2021, is secured primarily by mortgages on 21 of the Company’s hotels, and is scheduled to mature in October 2022.

As previously disclosed, the Company has been engaged in ongoing discussions with its largest investor, Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC, concerning the possibility of entering into a definitive and comprehensive agreement on the terms of a series of deleveraging or restructuring transactions (the “Restructuring Transactions”) that would include, among other things, filing by the Company and the OP, of pre-packaged Chapter 11 cases under the U.S. Bankruptcy Code in the State of Delaware to implement the Restructuring Transactions pursuant to a plan of reorganization (a “Pre-Packaged Bankruptcy”). There can be no assurance, however, that the Company will be able to enter into a definitive restructuring support agreement related to the Restructuring Transactions (a “Restructuring Support Agreement”) on favorable terms, or at all. Moreover, even if the Company is able to enter into a Restructuring Support Agreement, the Restructuring Transactions will remain subject to significant conditions, and there will still be no assurance the Company will be able to complete the Restructuring Transactions, including a Pre-Packaged Bankruptcy, on their contemplated terms, or at all. Please see the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2021 for further information.

The second loan modification agreement serves as the lender’s consent to the Restructuring Transactions and also amends certain terms of the October 2015 original loan agreement and the first loan modification agreement entered into with the lender under the Additional Grace Mortgage Loan in August 2020.

Pursuant to the terms of the second loan modification agreement, among other things:

●

the lender agreed to extend the temporary waiver of the HIT Pool II Borrowers’ monthly capital reserve obligations with respect to repair and replacement of furniture, fixtures and equipment and routine capital expenditures (which pursuant to the first loan modification agreement, had been in place through December 2020) for an additional 12 months through December 2021;

●

the lender agreed that any monthly excess cash flows from the 21 hotel properties that serve as loan collateral, after payment of interest and property operating expenses and certain other amounts, which pursuant to the first loan modification agreement were to be utilized to prepay amounts outstanding under the Additional Grace Mortgage Loan, will instead be funded into a reserve account which will be held by the lender and may be disbursed to the HIT Pool II Borrowers in the following order and priority: (i) to fund any monthly shortfalls in interest and property operating expenses and certain other amounts, (ii) to pay principal under the Additional Grace Mortgage Loan due in the amount to $250,000 per month beginning in October 2021 through September 2022, in accordance with the first loan modification agreement, and (iii) to pay for costs of brand mandated property improvement plans or other capital expenditures for the 21 hotel properties; and

●

subject to the satisfaction of certain conditions (including the implementation of certain of the Restructuring Transactions on their contemplated terms), the lender agreed that a Pre-Packaged Bankruptcy will not constitute an event of default.

In connection with the entry into the second loan modification agreement by the HIT Pool II Borrowers, the Company entered into a joinder by and agreement of guarantor, pursuant to which, among other things, the Company reaffirmed its obligations under the guaranty of recourse obligations and environmental indemnity agreement previously executed by the Company in favor of the lender in connection with the Additional Grace Mortgage Loan, and the Company agreed to certain additional obligations that are recourse to the Company. In addition, pursuant to the second loan modification agreement, subject to certain conditions, the lender agreed to the temporary waiver of the minimum liquid assets financial covenant applicable to the Company under the guaranty and the environmental indemnity until the Restructuring Transactions occur and to modifications to the requirements for complying with the minimum net worth and minimum liquid assets financial covenants contained therein. These modifications are intended to make it more likely the Company will be able to comply with these covenants in the future.

There are no relationships between the Company and its subsidiaries (including the HIT Pool II Borrowers) on the one hand, and the lender under the Additional Mortgage Loan, on the other hand.

The description of the second loan modification agreement and the joinder by and agreement of guarantor in this Current Report on Form 8-K is a summary and is qualified in its entirety by the complete terms of the loan modification agreement and the joinder by and agreement of guarantor. Copies of the second loan modification agreement and the joinder by and agreement of guarantor are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 30, 2021, the Company’s subsequent Quarterly Reports on Form 10-Q and all other filings with the SEC after that date. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Second Loan Modification Agreement, made and effective as of May 10, 2021, by and between Wilmington Trust, National Association, as Trustee, for the benefit of the holders of Comm 2015-LC23 Mortgage Trust Commercial Pass-Through Certificates, in such capacity, and on behalf of any related serviced companion loan noteholders, as lender, and the borrower entities identified on the signature pages thereto, as borrowers

10.2	Joinder by and Agreement of Guarantor by Hospitality Investors Trust, Inc. made on May 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2021	HOSPITALITY INVESTORS TRUST, INC.

	By:	/s/ Jonathan P. Mehlman
Jonathan P. Mehlman Chief Executive Officer and President